Supplement to the
Fidelity® Intermediate Treasury Bond Index Fund (formerly Spartan® Intermediate Treasury Bond Index Fund)
Investor Class and Premium Class (formerly Fidelity Advantage® Class)
April 29, 2017
Summary Prospectus

Effective on August 1, 2017, the following information replaces similar information for Fidelity® Intermediate Treasury Bond Index Fund found in the "Fund Summary" section under the heading "Fee Table."

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Investor Class	Premium Class
Management fee(a)	0.03%	0.03%
Distribution and/or Service (12b-1) fees	None	None
Other expenses(a)	0.13%	0.03%
Total annual operating expenses	0.16%	0.06%

(a)  Adjusted to reflect current fees.

	Investor Class	Premium Class
1 year	$16	$6
3 years	$52	$19
5 years	$90	$34
10 years	$205	$77

ITB-SUM-17-01 1.9870394.102	July 31, 2017